                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                ---------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event report)                   August 15, 1997
                                                                 ---------------

The Money Store Home Improvement Trust 1997-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1997 providing for the issuance of The Money Store Home Improvement Loan Certificates, Series 1997-I

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                        The Money Store/ Minnesota Inc.
                        The Money Store/ Kentucky Inc.
                          The Money Store/ D.C. Inc.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)


New Jersey                        333-20817-10                   Applied For
----------                        ------------                   -----------

State or other                    (Commission                    (IRS Employer
jurisdiction of                   File Number)                   ID Number)
incorporation)


              2840  Morris  Avenue,  Union,  New  Jersey   07083
              --------------------------------------------------
                   (Address of principal executive officer)


     Registrant's Telephone Number,
     including area code:                          (908) 686-2000
                                                   --------------

                                      n/a
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5    Other Events
          ------------


        Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the August 15, 1997 Remittance Date.


Item 7    Financial Statements and Exhibits
          ---------------------------------

        The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                THE MONEY STORE INC.


                                                By: /s/ Harry Puglisi
                                                ------------------------
                                                Harry Puglisi
                                                Treasurer



     Dated:      August 29, 1997

                                 Schedule A

                              List of Originators
                              -------------------

                                     1997-I
                                     ------



                         The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                         The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

    IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
    AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE INC.
    REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-I
    FOR THE AUGUST 12, 1997 DETERMINATION DATE.


1.  AGGREGATE AMOUNT RECEIVED                                     $ 4,024,299.82

    LESS: SERVICE FEE                                                  34,804.70
          CONTINGENCY FEE                                              34,804.70
          OTHER SERVICER FEES (Late Charges/Escrow)                     9,640.19
          UNREIMBURSED MONTHLY ADVANCES                                     0.00
                                                                  --------------
                                                                       79,249.59

    PLUS: MONTHLY ADVANCE - INCLUDING
            COMPENSATING INTEREST                                           0.00
          PRE-FUNDING ACCOUNT TRANSFER                                      0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER                             0.00
                                                                  --------------
                                                                            0.00


                                                                  --------------
    AVAILABLE REMITTANCE AMOUNT (I-2)                               3,945,050.23
                                                                  ==============


 2. (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                            41,672,773.42

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                            53,700,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                            19,487,000.00

    (D) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                            25,375,000.00

    (E) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                            12,250,000.00

    (F) CLASS B-1 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                             9,625,000.00

    (G) CLASS B-2 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                             6,563,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
     CLASS A-1                                                      2,222,714.70
     CLASS A-2                                                              0.00
     CLASS A-3                                                              0.00
     CLASS M-1                                                              0.00
     CLASS M-2                                                              0.00
     CLASS B-1                                                              0.00
     CLASS B-2                                                              0.00
    TOTAL  PRINCIPAL DISTRIBUTION AMOUNT:                           2,222,714.70

4.  (A) INTEREST SHORTFALL CARRYFORWARD AMOUNT                              0.00

    (B) PRINCIPAL SHORTFALL CARRYFORWARD AMOUNT                             0.00

    (C) TOTAL SHORTFALL CARRYFORWARD AMOUNT                                 0.00

5.  AVAILABLE MAXIMUM SUBORDINATION AMOUNT                          8,285,127.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING THE
    DUE PERIOD AMOUNT                                               1,716,138.21
    # OF LOANS                                                               143

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING THE
    DUE PERIOD                                                        158,209.53

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS IN
    RESPECT OF PRINCIPAL RECEIVED DURING THE
    DUE PERIOD                                                        346,733.03

9.  AMOUNT OF INTEREST RECEIVED                                     1,784,702.00

10. (A) AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
        THE DETERMINATION DATE MONTHLY ADVANCE TO BE
        DEPOSITED IN THE CERTIFICATE ACCOUNT PURSUANT
        TO SECTION 6.01 (a) (ii)                                            0.00

    (B) AMOUNT OF COMPENSATING INTEREST                                   251.19

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12. AMOUNT OF REALIZED LOSSES DURING THE DUE PERIOD                     1,633.93

13. CLASS A-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                  228,505.71
     (B) PRINCIPAL DISTRIBUTION AMOUNT               2,222,714.70
     (C) CARRY FORWARD AMOUNT                                0.00
     (D) MONTHLY ADVANCE                                     0.00

    TOTAL CLASS A-1 REMITTANCE AMOUNT                               2,451,220.41

    CLASS A-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                  304,747.50
     (B) PRINCIPAL DISTRIBUTION AMOUNT                       0.00
     (C) CARRY FORWARD AMOUNT                                0.00
     (D) MONTHLY ADVANCE                                     0.00

    TOTAL CLASS A-2 REMITTANCE AMOUNT                                 304,747.50

    CLASS A-3 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                  114,080.15
     (B) PRINCIPAL DISTRIBUTION AMOUNT                       0.00
     (C) CARRY FORWARD AMOUNT                                0.00
     (D) MONTHLY ADVANCE                                     0.00

    TOTAL CLASS A-3 REMITTANCE AMOUNT                                 114,080.15

    CLASS A REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                  647,333.35
     (B) PRINCIPAL DISTRIBUTION AMOUNT               2,222,714.70
     (C) CARRY FORWARD AMOUNT                                0.00
     (D) MONTHLY ADVANCE                                     0.00

    TOTAL CLASS A REMITTANCE AMOUNT                                 2,870,048.05

    CLASS M-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                  156,690.63
     (B) PRINCIPAL DISTRIBUTION AMOUNT                       0.00
     (C) CARRY FORWARD AMOUNT                                0.00
     (D) MONTHLY ADVANCE                                     0.00

    TOTAL CLASS M-1 REMITTANCE AMOUNT                                 156,690.63

    CLASS M-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                   82,381.25
     (B) PRINCIPAL DISTRIBUTION AMOUNT                       0.00
     (C) CARRY FORWARD AMOUNT                                0.00
     (D) MONTHLY ADVANCE                                     0.00

    TOTAL CLASS M-2 REMITTANCE AMOUNT                                  82,381.25

    CLASS M REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                  239,071.88
     (B) PRINCIPAL DISTRIBUTION AMOUNT                       0.00
     (C) CARRY FORWARD AMOUNT                                0.00
     (D) MONTHLY ADVANCE                                     0.00

    TOTAL CLASS M REMITTANCE AMOUNT                                   239,071.88

    CLASS B-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                   60,236.46
     (B) PRINCIPAL DISTRIBUTION AMOUNT                       0.00
     (C) CARRY FORWARD AMOUNT                                0.00
     (D) MONTHLY ADVANCE                                     0.00

    TOTAL CLASS B-1 REMITTANCE AMOUNT                                  60,236.46

    CLASS B-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                   44,272.90
     (B) PRINCIPAL DISTRIBUTION AMOUNT                       0.00
     (C) CARRY FORWARD AMOUNT                                0.00
     (D) MONTHLY ADVANCE                                     0.00

    TOTAL CLASS B-2 REMITTANCE AMOUNT                                  44,272.90

    CLASS B REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                  104,509.36
     (B) PRINCIPAL DISTRIBUTION AMOUNT                       0.00
     (C) CARRY FORWARD AMOUNT                                0.00
     (D) MONTHLY ADVANCE                                     0.00

    TOTAL CLASS B REMITTANCE AMOUNT                                   104,509.36

    AGGREGATE REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                  990,914.59
     (B) PRINCIPAL DISTRIBUTION AMOUNT               2,222,714.70
     (C) CARRY FORWARD AMOUNT                                0.00
     (D) MONTHLY ADVANCE                                     0.00

    TOTAL REMITTANCE AMOUNT                                         3,213,629.29

14. (A) REIMBURSABLE AMOUNT (I-22)                                          0.00
    (B) CLASS X REMITTANCE AMOUNT PAYABLE
        PURSUANT TO SECTION 6.08(d) (iii) & (iv)                      724,392.91

15. (A) CLASS A-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                         39,450,058.72

    (B) CLASS A-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                         53,700,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                         19,487,000.00

    (D) CLASS M-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                         25,375,000.00

    (E) CLASS M-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTIONS TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                         12,250,000.00

    (F) CLASS B-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTIONS TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                          9,625,000.00

    (G) CLASS B-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                          6,563,000.00

    (H) TOTAL POOL PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                        166,450,058.72

16. CLASS B PRINCIPAL DISTRIBUTION TEST                           TEST SATISFIED

    (1)  TEST SHALL BE SATISFIED IF (i) DOES
         NOT EXCEED 50% OF (ii)
         (i)  SIXTY-DAY DELINQUENCY RATIO          1.42%
         (ii) CLASS A SUBORDINATION PERCENTAGE    32.33%
              PERCENTAGE                                          4.40%      YES

          AND EITHER (2) OR (3)

    (2)   BOTH (X) AND (Y)

    (X)   THE WEIGHTED AVERAGE FIVE-MONTH
          SIXTY-DAY DELINQUENCY RATIO
          DOES NOT EXCEED 9%      AND                            0.00%
    (Y)   THE CUMULATIVE REALIZED LOSSES DO NOT
          EXCEED $19,425,000                                  1,633.93       YES

    (3)   BOTH (X) AND (Y)
    (X)   THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY
          DELINQUENCY RATIO DOES NOT EXCEED 15%   AND             0.00%
    (Y)   THE CUMULATIVE REALIZED LOSSES DO NOT
          EXCEED $6,475,000                                   1,633.93       YES

          IF (1) AND EITHER (2) OR (3) = "YES", THEN
          THE TEST IS SATISFIED

17. CUMULATIVE REALIZED LOSSES                                1,633.93

18. (A) THE WEIGHTED AVERAGE MATURITY                          211.684

    (B) THE WEIGHTED AVERAGE INTEREST RATE                      12.864%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD             34,804.70

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD           34,804.70

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE
        ACCOUNT - TRUSTEE                                     7,028.03

    (D) FHA PREMIUM ACCOUNT                                   8,926.39

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:

    (A) SECTION 5.04 (b)                                          0.00
    (B) SECTION 5.04 (c)                                          0.00
    (C) SECTION 5.04 (d)(ii)                                      0.00
    (D) SECTION 5.04 (e)                                          0.00
    (E) SECTION 5.04 (f)(i)                                  69,609.40

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE    39,450,058.72    0.82187622
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE   48,000,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE    53,700,000.00    1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE   53,700,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE    19,487,000.00    1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE   19,487,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE    25,375,000.00    1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE   25,375,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE    12,250,000.00    1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE   12,250,000.00

    CLASS B-1 POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE     9,625,000.00    1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE    9,625,000.00

    CLASS A-B2 POOL FACTOR (I-5):
    CURRENT CLASS B-2 PRINCIPAL BALANCE     6,563,000.00    1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE    6,563,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE        166,450,058.72    0.95114319
    ORIGINAL POOL  PRINCIPAL BALANCE      175,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST
        RATE                                                    12.864%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF
        THE MORTGAGE LOANS                                      14.414%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2
        CLASS A-3, CLASS M-1, CLASS M-2, CLASS B-1 AND
        CLASS B-2 ADJUSTED MORTGAGE LOAN REMITTANCE RATE         7.106%

    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR 05/31/97  06/30/97  07/31/97
                                                    --------  --------  --------
                                                    12.867%   12.870%   12.864%

23. AMOUNT OF GUARANTY PAYMENTS OR ALTERNATE CREDIT
    ENHANCEMENT PAYMENTS RECEIVED DURING THE DUE PERIOD           0.00

24. THE AMOUNT OF ANY DEFAULTED GUARANTY PAYMENT
    FOR THE DUE PERIOD                                            0.00

25. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                    8,926.39

    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT
        TO 6.06(b)(i)                                         6,756.57

26. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
    RECEIVED DURING THE MONTH                                     0.00

27. THE RESERVE AMOUNT FOR THE DUE PERIOD                17,500,000.00

28. CLAIMS FILED DURING THE DUE PERIOD                            0.00

29. CLAIMS PAID DURING THE PERIOD                                 0.00

30. CLAIMS DENIED BY FHA DURING THE PERIOD                        0.00

31. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD           0.00

32. OTHER INFORMTION                                              0.00

                                   EXHIBIT O
                   REMIC DELINQUENCIES AS OF - JULY 31, 1997


REMIC   OUTSTANDING      #
SERIES  DOLLARS          ACCOUNTS  RANGES         AMOUNT          NO      PCT

1997-I  $166,450,058.72  9,583      1 TO 29 DAYS  22,478,090.88   1,337   13.50%
                                   30 TO 59 DAYS   5,395,448.81     333    3.24%
                                   60 TO 89 DAYS   2,399,188.67     155    1.44%
                                   90 AND OVER     4,743,494.58     283    2.85%

                                   FORECLOSURE             0.00       0    0.00%
                                   REO PROPERTY            0.00       0    0.00%

                                   TOTALS        $35,016,222.94   2,108   21.04%
                                                 ===============================

1997-I

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.


SUBCLAUSE         CLASS A-1   CLASS A-2  CLASS A-3  CLASS M-1
-------------------------------------------------------------

(ii)                 868.18    1,000.00     767.96   1,302.15

(vi)                  35.75        0.00       0.00       0.00

(vii)                  3.30        0.00       0.00       0.00

(viii)                 7.22        0.00       0.00       0.00

(xiii) (a)             4.76        5.68       4.50       8.04
       (b)            46.31        0.00       0.00       0.00
       (c)             0.00        0.00       0.00       0.00
       (d)             0.00        0.00       0.00       0.00

(xv)                 821.88    1,000.00     767.96   1,302.15

(xxxv)                 0.00        0.00       0.00       0.00



SUBCLAUSE         CLASS M-2       CLASS B-1         CLASS B-2
---------------------------------------------------------------

(ii)               1,000.00        1,000.00          1,000.00

(vi)                   0.00            0.00              0.00

(vii)                  0.00            0.00              0.00

(viii)                 0.00            0.00              0.00

(xiii)(a)              6.73            6.26              6.75
      (b)              0.00            0.00              0.00
      (c)              0.00            0.00              0.00
      (d)              0.00            0.00              0.00

(xv)               1,000.00        1,000.00          1,000.00

(xxxv)                 0.00            0.00              0.00